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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 16, 2003
                                ----------------

                 Chase Manhattan Bank, USA National Association
                     on behalf of the Chase USA Master Trust
                      (formerly the Providian Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                          33-59922
                                          33-84844
                                          33-99462
                                         333-22131
                                         333-55817
                                         333-39856
United States                            000-22305              22-2382028
----------------------------     -------------------------  -------------------
(State or other jurisdiction     (Commission File Numbers)    (IRS Employer
of incorporation)                                           Identification No.)


     White Clay Center, Building 200, Newark, DE                      19711
     -------------------------------------------                  -------------
     (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events:

         Chase USA Master Trust is the issuer of a number of outstanding series of asset backed securities.

         On June 16, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Chase USA Master Trust Series 1996-1, Series 1997-2, Series 1999-1, Series 2000-1, Series 2000-2 and Series 2000-3. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

           Exhibits     Description
           --------     -----------
             20.1       Monthly Reports with respect to the June 16, 2003
                        distribution


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Chase USA Master Trust by the undersigned hereunto duly authorized.

                                       CHASE USA MASTER TRUST

                                       By: CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION
                                       as Servicer


                                       By:  /s/ Patricia M. Garvey
                                       ----------------------------------------
                                       Patricia M. Garvey
                                       Vice President

Date: June 16, 2003



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                                  EXHIBIT INDEX

       Exhibits      Description
       --------      -----------
         20.1        Monthly Reports with respect to the June 16, 2003
                     distribution